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              SUPPLEMENT DATED NOVEMBER 20, 1996 TO BE ATTACHED TO
                DIVERSIFIED INVESTORS VARIABLE FUNDS PROSPECTUS
                             DATED OCTOBER 18, 1996

     Effective November 15, 1996, Diversified Investment Advisors, Inc. ("Diversified") terminated its Subadvisory Agreement with respect to the Equity Growth Series with Jundt Associates, Inc. ("Jundt") and entered into a new Subadvisory Agreement with respect to the Equity Growth Series with Chancellor LGT Asset Management, Inc. ("Chancellor"). Under the terms of this new Subadvisory Agreement, Chancellor receives a per annum subadvisory fee equal to 0.50% on the first $50 million of assets; 0.30% on the next $75 million of assets; 0.25% on the next $75 million of assets; and 0.20% on assets in excess of $200 million. In addition, the Investment Advisory Agreement between Diversified and Diversified Investors Portfolios, on behalf of the Equity Growth Series, was amended effective November 15, 1996 to provide for a per annum investment advisory fee payable to Diversified of 0.62% on all assets. The principal address of Chancellor is 1166 Avenue of the Americas, New York, New York 10036. Total assets under management for Equity Growth clients at September 30, 1996 were approximately $1.5 billion, none of which were assets of registered investment companies. Investment management decisions of Chancellor are made by committee and not by managers individually. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $1 billion or greater. The Series' weighted average market capitalization is expected to be $10 billion or greater. The average annual total returns at December 31, 1995 for all private accounts and collective investment vehicles managed by Chancellor with investment objectives, policies and restrictions substantially similar to the Equity Growth Fund, adjusted to assume that all charges, expenses and fees of the Equity Growth Fund presently in effect were deducted, are as follows: 1 year -- 37.1%; 3 years -- 11.1%; 5 years -- 17.8%; 10 years -- 17.6%; and Since
Inception -- 17.6%.

     On October 24, 1996, Liberty Investment Management, Inc. ("Liberty"), one of the Subadvisers with respect to the Special Equity Series, announced that it had entered into a definitive agreement to be acquired by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. This transaction is expected to occur in January 1997.

     All information in the Diversified Investors Variable Funds prospectus dated October 18, 1996 relating to Jundt and the Equity Growth Portfolio and Liberty and the Special Equity Portfolio, including, without limitation, fee information on page 54, the first and fourth paragraphs on page 56 and the performance information on page 31, is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraphs of this Prospectus Supplement.

2529-10/96A                                                             33-73734